SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): April 14, 2025

Bausch Health Companies Inc.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-14956	98-0448205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of Principal Executive Offices) (Zip Code)

514-744-6792

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange, Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

The information set forth in Item 3.03 of this Current Report is incorporated into this Item 1.01 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On April 14, 2025, the board of directors (the “Board”) of Bausch Health Companies Inc. (the “Corporation”), a British Columbia corporation, adopted a shareholder rights plan agreement and authorized the issuance of one right (each, a “Right”) for each outstanding Voting Share (as defined below) of the Corporation as at 12:01 a.m. (Toronto time) on April 14, 2025 (the “Record Time”), and one Right for each Voting Share issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the Expiration Time (as defined below). Each Right entitles its holder, from and after the Separation Time, to purchase securities from the Corporation pursuant to the conditions set forth in the shareholder rights plan agreement, dated as of April 14, 2025 (the “Rights Agreement”), by and between the Corporation and TSX Trust Company, a Canadian trust company, as rights agent (the “Rights Agent”). A summary of certain provisions of the Rights Agreement follows.

The Rights Agreement is intended to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly in connection with any Take-over Bid (as defined below) for the Corporation. A “Take-over Bid” is defined as an offer to acquire Voting Shares and/or Convertible Securities (each as defined below) that, if acquired and Beneficially Owned (as defined in the Rights Agreement and described below) by the Offeror, would result in such Offeror owning 20% or more of the outstanding Voting Shares at the time of the offer.

The Rights Agreement sets out which Persons shall be deemed to be the “Beneficial Owner” of and to have “Beneficial Ownership” of and to “Beneficially Own” securities, generally being: (i) any securities as to which such Person (or any of such Person’s associates or affiliates) is the owner at law or in equity; (ii) certain securities as to which such Persons has the right to become the owner at law or in equity, whether such right is exercisable immediately or within a period of 60 days thereafter, and; (iii) any securities that are subject to a lock-up agreement. The Rights Agreement also sets out those circumstances in which a Person shall not be deemed the “Beneficial Owner” of, or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security, including such Person not being the beneficial owner of such securities for the purposes of Rule 13d-3 of the United States Securities Exchange Act of 1934.

The Rights. The Rights will attach to any Common Shares (as defined below) and other securities of the Corporation that allow holders to vote in the election of the Board (collectively, “Voting Shares”, and each, a “Voting Share”) which are issued and outstanding at the Record Time, and to any Voting Shares issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time.

Certificates representing Voting Shares issued prior to the earlier of the Separation Time and the Expiration Time will also evidence one Right for each Voting Share and, following the effective date of the Rights Agreement, will include a legend referencing the Rights Agreement. Voting Shares issued and registered in Book Entry Form will similarly evidence, in addition to Voting Shares, one Right for each Voting Share, and the registration record of such Voting Shares will include a legend referencing the Rights Agreement (adapted accordingly as the Rights Agent may reasonably require).

Exercise Price; Exercise Rights; Detachment of Rights. Subject to certain adjustments, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase one common share of the Corporation, including any future subdivisions, consolidations, reclassifications or changes (collectively, “Common Shares”, and each, a “Common Share”), for the “Exercise Price”, which (subject to any adjustments under the Rights Agreement) is defined as:

•

until the Separation Time, an amount equal to three times the average of the daily closing prices per Common Share over the 20 consecutive trading days before the date of determination, per Common Share (the “Market Price”); and

•	from and after the Separation Time, an amount equal to three times the Market Price, as at the Separation Time, per Common Share.

Pursuant to the Rights Agreement, a Permitted Bid is defined as a Take-over Bid made by an Offeror to all shareholders of the Corporation (excluding the Offeror) by way of a take-over bid circular; provided, however, that the Take-over Bid remains open for at least 105 days (or such permitted shorter minimum period) and can only take up Voting Shares and/or Convertible Securities (which are defined as securities issued by the Corporation that allow the holder to acquire Voting Shares or other securities that can be converted into Voting Shares) if more than 50% of the Voting Shares held by Independent Shareholders have been deposited and not withdrawn. Such Take-over Bid must allow for shareholders of the Corporation to tender or withdraw their securities at any time before they are taken up and paid for. If the condition that more than 50% of the Voting Shares held by Independent Shareholders have been deposited is met, the Offeror must publicly announce that fact and have the Take-over Bid remain open for deposits for at least 10 days from the date of such public announcement. If a Take-over Bid fails to meet any such conditions at any time, it ceases to be a Permitted Bid.

The Rights Agreement defines a “Competing Permitted Bid” as a Take-over Bid made after a Permitted Bid or another Competing Permitted Bid and before their expiry, termination or withdrawal of such Permitted Bid or Competing Permitted Bid. A Competing Permitted Bid is subject to the same criteria as a Permitted Bid, other than the 105-day minimum deposit period requirement. A Competing Permitted Bid must include a condition that no securities will be taken up or paid for pursuant to such Take-over Bid prior to the Close of Business on the last day of the minimum initial deposit period that such Take-over Bid must remain open for deposits of securities thereunder pursuant to National Instrument 62-104 - Take-Over Bids and Issuer Bids after the date of the Take-over Bid constituting the Competing Permitted Bid. If a Take-over Bid fails to meet any such conditions at any time, it ceases to be a Competing Permitted Bid.

The Rights are not exercisable until the Separation Time, which occurs, subject to certain exceptions, at the Close of Business on the tenth trading day after the earlier of (as the case may be, the “Separation Time”):

•

the first date of public announcement or disclosure by the Corporation or an “Acquiring Person”, which is defined a Person who legally or equitably owns, or has the right to become the owner within 60 days, of 20% or more of the then-outstanding Voting Shares (subject to certain exceptions, including those described below), of facts indicating that a Person has become an Acquiring Person (the “Share Acquisition Date”);

•

the date of the commencement of, or first public announcement or disclosure of the intent of any Person (other than the Corporation or any subsidiary thereof) to commence, a Take-over Bid (other than other than a Permitted Bid or Competing Permitted Bid, so long as such Take-over Bid continues to satisfy the requirements of a Permitted Bid or Competing Permitted Bid), and

•	the date on which a Permitted Bid or Competing Permitted Bid ceases to qualify as a Permitted Bid or Competing Permitted Bid, as applicable,

or such later date as may be determined by the Board in good faith.

An “Acquiring Person” does not include:

•	the Corporation or any subsidiary thereof;

•	any Person (subject to certain limitations) who becomes the Beneficial Owner of 20% or more of the then outstanding Voting Shares as a result of any one or a combination of:

•

an acquisition or redemption by the Corporation of Voting Shares and/or Convertible Securities which, by reducing the then-total number of outstanding Voting Shares or Convertible Securities, increases the proportionate percentage of Voting Shares Beneficially Owned by any Person;

•	the purchase of Voting Shares and/or Convertible Securities under a Permitted Bid or Competing Permitted Bid (a “Permitted Bid Acquisition”);

•

an acquisition by a Person of Voting Shares and/or Convertible Securities (i) in respect of which the Board has waived the application and consequences of a transaction pursuant to which any Person becomes an Acquiring Person (a “Flip-in Event”); (ii) made as an intermediate step in a series of related transactions in connection with an acquisition by the Corporation or one of its subsidiaries of a Person or assets (subject to certain requirements); or (iii) through an amalgamation, merger, arrangement, business combination or other similar transaction that has been approved by the Board and that is conditional upon shareholder approval (each such acquisition, an “Exempt Acquisition”);

•

an acquisition by a Person of Voting Shares through the purchase, exercise, conversion or exchange of Convertible Securities that were acquired or received by such Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition (as defined below); or

•

an acquisition by a Person of Voting Shares and/or Convertible Securities pursuant to: (i) a prescribed dividend reinvestment plan; (ii) a stock dividend, stock split or other event pursuant to which such Person becomes the Beneficial Owner of Voting Shares and/or Convertible Securities on the same pro rata basis as all other holders of Voting Shares of the same class or series; and (iii) the acquisition or exercise of rights to purchase Voting Shares and/or Convertible Securities that are distributed directly by the Corporation to such Person as part of a rights offering to all holders of a specific class or series of securities; provided, however, in each case, that such Person does not thereby acquire a greater percentage of Voting Shares or Convertible Securities than they owned prior to the acquisition (each such acquisition, a “Pro Rata Acquisition”);

•

for a period of 10 days following the Disqualification Date (as defined below), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares due to disqualification from relying on certain Beneficial Owner exceptions solely because such Person is making or has announced a current intention to make a Take-over Bid (the “Disqualification Date”), unless such disqualified Person, during such 10-day period, acquires an additional 1% or more of the then-outstanding Voting Shares;

•

an underwriter or a member of a banking or selling group that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a distribution of securities of the Corporation pursuant to a prospectus or by way of a private placement; or

•

a Person who owns more than 20% of the outstanding Voting Shares at the Record Time; provided, however, that this exception ceases if such Person, after the Record Time, (i) ceases to own more than 20% of the outstanding Voting Shares or (ii) becomes the Beneficial Owner of any additional Voting Shares that increases its Beneficial Ownership of Voting Shares by more than 1% of the number of Voting Shares outstanding as at the Record Time (subject to certain exceptions).

Until the Separation Time, each Right will be evidenced by the certificate for the associated Voting Share registered in the name of the holder, or by Book Entry Form for the associated Voting Share, and will be transferable only together with such Voting Share. From and after the Separation Time and prior to the Expiration Time, the registration and transfer of Rights will be separate from and independent of Voting Shares.

Expiration Time. The Rights will expire on the earlier of (as the case may be, the “Expiration Time”):

•

the time at which the right to exercise Rights terminates as a result of the Board redeeming all outstanding Rights or waiving the application and consequences of a Flip-in Event, subject to certain consent requirements and conditions; and

•

the Close of Business on that date on which a “Reconfirmation Meeting” occurs and at which the Rights Agreement is not reconfirmed or presented for reconfirmation. A Reconfirmation Meeting is defined as every third annual meeting of the Corporation during which the Rights Agreement must be reconfirmed by a majority vote of the Corporation’s Independent Shareholders.

Flip-in Event. Subject to certain exceptions, in the event that prior to the Expiration Time a Flip-in Event occurs, each holder of a Right (other than the Acquiring Person, any of its affiliates or associates or certain transferees of such Acquiring Person or of any such affiliate or associate, whose Rights automatically become null and void), will have the right to purchase, for the Exercise Price, Common Shares having a value equal to two times the Exercise Price of the Right, effective from and after the Close of Business on the tenth trading day following the Share Acquisition Date.

Adjustments to Exercise Price; Number of Rights. The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to customary anti-dilution adjustments, as described in the Rights Agreement.

With certain exceptions, no adjustment in the Exercise Price will be required unless such adjustment would require an increase or decrease of at least 1% in such Exercise Price. No fractional Rights will be issued and, in lieu thereof, an adjustment in cash will be made based on the Market Price of one Common Share at the date of such exercise.

Redemption. At any time prior to the later of the Share Acquisition Date and the Separation Time, the Board may elect, subject to the prior consent of the holders of Voting Shares or Rights, to redeem all but not less than all of the then-outstanding Rights at a redemption price of $0.00001 per Right, subject to adjustment in a manner and under the circumstances analogous to the adjustment applicable to the Exercise Price (the “Redemption Price”). If the Board elects or is deemed to have elected to redeem the Rights, the right to exercise the Rights will immediately terminate and the only right of the holders of such Rights will be to receive the Redemption Price.

Amendments. Subject to certain limitations, the Corporation may from time to time amend, supplement, restate or delete provisions of the Rights Agreement with the prior consent of the shareholders of the Corporation or holders of the Rights; provided, however, that amendments, supplements, restatements or deletions made for the purposes of complying with changes in any applicable legislation, regulations or rules, or to correct clerical or typographical errors do not require such prior approval but shall be subject to subsequent ratification by the shareholders of the Corporation or the holders of Rights.

Miscellaneous. No holder of any Rights will be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of Rights. Capitalized terms used but not defined in this Item 3.03 have the meanings ascribed to them in the Rights Agreement.

The foregoing description of the Rights Agreement and the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 14, 2025, the Corporation issued a press release announcing the adoption of the Rights Agreement. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Shareholder Rights Plan Agreement, dated as of April 14, 2025, by and between the Corporation and TSX Trust Company, as rights agent (which includes the Form of Rights Certificate as Schedule A thereto) (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on April 15, 2025, File No. 001-14956)

99.1	Press Release issued by the Corporation on April 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Seana Carson
Name:	Seana Carson
Title:	Executive Vice President, General Counsel

Date: April 15, 2025